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                                                                    Exhibit 23.1



                             CONSENT OF INDEPENDENT

                          CERTIFIED PUBLIC ACCOUNTANTS

SEEC, Inc.

         We hereby consent to the reference in the Prospectus constituting a part of this Registration Statement to our report dated June 3, 1997 relating to the financial statements of SEEC, Inc. included in the Form 10-K of SEEC, Inc. for the fiscal year ended March 31, 1997.

         We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                           /s/ BDO Seidman, LLP




Boston, Massachusetts
November 6, 1997